                     OPPENHEIMER CONCENTRATED GROWTH FUND
                    Supplement dated March 31, 2003 to the
         Statement of Additional Information dated February 28, 2003

The Statement of Additional Information is changed as follows:

1.   The section  captioned  "Board of Trustees and Oversight  Committees"  on page 22 is amended as follows:

     The second sentence of the second paragraph under that caption is revised to read:

        "The members of the Audit Committee are Kenneth A. Randall
        (Chairman) and Edward Reagan."

     The first sentence of the third paragraph under that caption is revised to read:

        "The members of the Study Committee are Robert G. Galli
        (Chairman), Elizabeth Moynihan and Joel Motley."

March 31, 2003                            715PX009